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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  ------------

                      February 24, 2004 (February 20, 2004)
     -----------------------------------------------------------------------
                Date of Report (Date of earliest event reported)

                                  Revlon, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

         Delaware                  1-11178                13-3662955
     -------------------- ------------------------ -------------------------
       (State or Other      (Commission File No.)     (I.R.S. Employer
       Jurisdiction of                                 Identification
        Incorporation)                                      No.)

                237 Park Avenue
               New York, New York                      10017
      ----------------------------------- ---------------------------------
             (Address of Principal                   (Zip Code)
               Executive Offices)

                                 (212) 527-4000
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              (Registrant's telephone number, including area code)

                                      None
     -----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 9. OTHER EVENTS AND REGULATION FD DISCLOSURE

     On February 23, 2004, Revlon, Inc. ("Revlon") issued a press release announcing the commencement on February 20, 2004 of its offer to exchange (the "Exchange Offers") any and all of Revlon Consumer Products Corporation's 81/8% Senior Notes due 2006, 9% Senior Notes due 2006 and 85/8% Senior Subordinated Notes due 2008 (collectively, the Exchange Notes") pursuant to an Offering Circular dated February 20, 2004 (the "Offering Circular"). The Offering Circular and certain ancillary documents are attached hereto as Exhibits 99.1 to
99.5 and a copy of the press release is attached hereto as Exhibit 99.6.

     As described in the Offering Circular, under the terms of the Exchange Offers, Revlon is offering to exchange (i) 400 shares of Class A common stock of Revlon, par value $0.01 per share ("Revlon Class A common stock" ) for each $1,000 principal amount of outstanding 81/8% Senior Notes and 9% Senior Notes validly tendered; and 300 shares of Revlon Class A common stock for each $1,000 principal amount of outstanding 85/8% Senior Subordinated Notes validly tendered or (ii) cash in an aggregate amount of (a) $830 for each $1,000 principal amount of outstanding 81/8% Senior Notes validly tendered, (b) $800 for each $1,000 principal amount of outstanding 9% Senior Notes validly tendered and (c) $620 for each $1,000 principal amount of 85/8% Senior Subordinated Notes validly tendered, subject to the terms and conditions described in the Offering Circular. Such cash consideration is subject to a maximum of $150 million aggregate principal amount of tendered notes, and is subject to proration.

     The Exchange Offers will expire 5:00 p.m., New York City time, on March 19, 2004, unless extended or earlier terminated by Revlon.

     The information in this Current Report on Form 8-K under Item 9 as well as the Exhibits attached hereto are "furnished" pursuant to Regulation FD and shall not be deemed to be "filed."


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              REVLON, INC.

                                              By: /s/ Robert K. Kretzman
                                                  ------------------------------
                                              Robert K. Kretzman
                                              Executive Vice President, General
                                              Counsel and Chief Legal Officer

Date: February 24, 2004



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                                  EXHIBIT INDEX


     Exhibit No.         Description
     -----------         -----------

     Exhibit 99.1        Offering Circular dated February 20, 2004.

     Exhibit 99.2        Notice of Guaranteed Delivery.

     Exhibit 99.3        Letter of Transmittal.

     Exhibit 99.4        Letter to Broker-Dealers.

     Exhibit 99.5        Letter from Brokers to Clients.

     Exhibit 99.6 Press Release, dated February 23, 2004, announcing the commencement of the Exchange Offers.






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